AFL-CIO HOUSING INVESTMENT TRUST

Highlights – 2nd Quarter 2017

For the periods ended June 30, 2017, the AFL-CIO Housing Investment Trust’s (HIT) gross returns exceeded its benchmark, the Bloomberg Barclays US Aggregate Bond Index (Barclays Aggregate), for the YTD, 1-, 3-, 5-, and 10-year periods by 8, 33, 30, 30, and 41 basis points, respectively.

Performance for periods ended June 30, 2017 (Returns for periods exceeding one year are annualized)
	Quarter	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	1.42%	2.35%	0.02%	2.78%	2.51%	4.89%
HIT Total Net Rate of Return	1.32%	2.14%	-0.38%	2.35%	2.07%	4.45%
Barclays Capital Aggregate Bond Index	1.45%	2.27%	-0.31%	2.48%	2.21%	4.48%
The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

The second quarter of 2017 was characterized by low volatility, steady global expansion, and low inflation. However, high levels of geopolitical uncertainty and the timing of normalization of the Federal Reserve’s monetary policy hung over the markets. Despite another rate hike in June, longer-term interest rates have been range bound, resulting in flattening of the yield curve. Against this backdrop, many financial products across the credit risk spectrum, including the high credit quality HIT, generated positive returns.

Positive contributions to the HIT’s performance in the second quarter relative to the Barclays Aggregate included:

  The portfolio’s ongoing yield advantage over the Barclays Aggregate.
  Performance by agency multifamily mortgage-backed securities (MBS) in the HIT’s portfolio as spreads to Treasuries tightened for Fannie Mae DUS bonds, but widened for FHA/Ginnie Mae products. FHA/Ginnie Mae permanent loan certificates widened by approximately 6 basis points (bps) while construction/permanent loan certificates widened by 1 bp. Longer Fannie Mae DUS securities tightened, with the benchmark Fannie Mae 10/9.5 spread contracting by approximately 14 bps. The HIT had 24.6% of its portfolio invested in single-asset DUS securities of various structures at the end of June while there were no such securities in the index.
  The portfolio’s overweight to spread-based assets as swap spreads tightened across the curve. Two-, 5-, 7-, and 10-year spreads contracted by 13, 6, 3, and 2 bps, respectively. At the end of the quarter, 91.6% of the HIT’s portfolio was invested in spread assets (8.4% in cash equivalents and Treasuries) compared to 63.0% spread assets in the Barclays Aggregate (37.0% in Treasuries).
  The HIT’s overweight to agency REMICs, with spread tightening driven mainly by premium seasoned bonds. At the end of June, the portfolio had a 14.9% allocation to Ginnie Mae REMICs, which tightened by 11 bps, while the Barclays Aggregate held none.
  Performance by agency fixed-rate single family mortgage-backed securities (RMBS), the worst performing major sector in the index with excess returns of -4 bps. The HIT was underweight to this sector with an 18.6% allocation versus 28.2% in the Barclays Aggregate as of June 30.

Negative impacts to the HIT’s performance included:

  Performance by corporate bonds, the best performing major sector in the Barclays Aggregate, posting an excess return of 112 bps. The HIT does not invest in corporate bonds, whereas the sector comprised 25.3% of the index as of June 30, 2017.
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AFL-CIO HOUSING INVESTMENT TRUST	2017 Q2 Highlights

  The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 2, 51, 97, and 124 bps, respectively. Over 96% of the HIT portfolio had rating of AAA or carried a government or government-sponsored enterprise guarantee, compared to less than 72% for the Barclays Aggregate at the end of June.

Taking into account the elevated level of geopolitical uncertainty around the globe as well as expected moves toward normalization in monetary policy from the Fed and historically low interest rates, the HIT plans to continue to manage its duration to be slightly shorter than its benchmark. This duration position should help contribute to the HIT’s performance relative to the benchmark if longer-term interest rates rise, while keeping the duration long enough to help generate strong absolute returns if interest rates fall due to disappointing economic growth or geopolitical crises. However, we believe that there are many good reasons to believe that longer-term interest rates are going to be somewhat anchored in this environment.

Second Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	1.19%	0	6.19
Agencies	0.93%	20	4.30
Single family agency MBS (RMBS)	0.87%	-4	4.72
Corporates	2.54%	112	7.49
Commercial MBS (CMBS)	1.31%	34	5.44
Asset-backed securities (ABS)	0.60%	32	2.28
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	3/31/17	6/30/17	Change
3 Month	0.752%	1.011%	0.259%
6 Month	0.896%	1.132%	0.236%
1 Year	1.016%	1.228%	0.212%
2 Year	1.254%	1.382%	0.128%
3 Year	1.489%	1.546%	0.057%
5 Year	1.921%	1.888%	-0.033%
7 Year	2.210%	2.140%	-0.070%
10 Year	2.387%	2.304%	-0.083%
30 Year	3.009%	2.835%	-0.174%
Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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AFL-CIO HOUSING INVESTMENT TRUST	2017 Q2 Highlights

Portfolio Data as of June 30, 2017

Net Assets	$6,020,889,520
Portfolio Effective Duration	5.415 years
Portfolio Average Coupon	3.29%
Portfolio Current Yield[1]	3.27%
Portfolio Yield to Worst	2.74%
Convexity	0.079
Maturity	9.772 years
Average Price	102.67
Number of Holdings	987

Portfolio Percentage in Each of the Following Categories: 2

Multifamily MBS	66.35%
Agency Single-Family MBS	23.02%
U.S. Treasury	4.55%
AAA Private-Label CMBS	2.27%
Cash & Short-Term Securities	3.81%

Portfolio Percentage in Each of the Following Categories: 2

Agency Single-Family MBS	23.02%
CMBS – Agency Multifamily*	62.93%
U.S. Treasury Notes/Bonds	4.55%
State Housing Permanent Bonds	4.96%
State Housing Construction Bonds	0.60%
Direct Construction Loan	0.14%
Cash & Short-Term Securities	3.81%
*Includes multifamily MBS (55.12%), multifamily Construction MBS (5.54%), and AAA Private-Label CMBS (2.27%).

Geographical Distribution of Long-Term Portfolio:3

West	9.11%
Midwest	15.27%
South	11.35%
East	16.36%
National Mortgage Pools	47.91%

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

Percentages weighted by unfunded construction-related security purchase commitments.

Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

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AFL-CIO HOUSING INVESTMENT TRUST	2017 Q2 Highlights

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 4

Cash	3.81%	5-5.99 years	7.67%
0-0.99 years	9.66%	6-6.99 years	8.41%
1-1.99 years	3.95%	7-7.99 years	14.72%
2-2.99 years	8.26%	8-8.99 years	6.74%
3-3.99 years	14.63%	9-9.99 years	4.38%
4-4.99 years	13.25%	Over 10 years	4.52%

Maturity Distribution (based on average life):

0 – 1 year	4.55%
1 – 2.99 years	10.13%
3 – 4.99 years	22.77%
5 – 6.99 years	23.82%
7 – 9.99 years	27.27%
10 – 19.99 years	7.84%
Greater than 20 years	3.62%

Quality Distribution: 4

U.S. Government or Agency	89.63%
AAA	2.81%
AA	3.61%
A	0.00%
Not Rated	0.14%
Cash	3.81%

Bond Sector Distribution: 4, 5

MBS	95.27%
Treasury	4.73%
Agency	0.00%

Percentages weighted by unfunded construction-related security purchase commitments.

Excludes cash and short-term equivalents.

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